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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 March 31, 1998



                           RIGGS NATIONAL CORPORATION
               --------------------------------------------------
               (Exact name of Registrant as specified in Charter)



               Delaware                0-9756                52-1217953
              ---------                ------                ----------
     (State or Other Jurisdiction    (Commission           (IRS Employer
           of Incorporation)         File Number)      Identification Number)



         1503 Pennsylvania Avenue, N.W., Washington, D.C.        20005
         ------------------------------------------------        -----
            (Address of Principal Executive Offices)           (Zip Code)



       Registrant's telephone number, including area code: (301) 887-6000
                                                          ---------------


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Item 5.     Other Events
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         Consent of Independent Accountants - Exhibit 23 to Riggs National
         Corporation's Form 10-K filed March 20, 1998.



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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(c)      The following exhibit is filed as part of this Form 8-K and updates the exhibits to Riggs National Corporation's Form 10-K filed
         March 20, 1998:

         Exhibit No.       Description
         -----------------------------

                23         Consent of Independent Accountants



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date:      March 31, 1998                            /s/ JOHN L. DAVIS
           --------------                   ---------------------------------
                                                     John L. Davis
                                                 Chief Financial Officer
                                                (Principal Financial and
                                                     Accounting Officer)


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Index To Exhibits
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Exhibit No.                            Description
----------                          -----------------

       23                      Consent of Independent Accountants